Exhibit 99.4

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SUTHERLAND ASSET MANAGEMENT CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

September 27, 2016

This Proxy is solicited by the Board of Directors

The undersigned stockholder of Sutherland Asset Management Corporation, a Maryland corporation, hereby appoints Thomas E. Capasse and Kenneth Nick, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on September 27, 2016 at 10:00 a.m. Eastern time (the "Special Meeting"), and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at the Special Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Prospectus/Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1 and "FOR" Proposal 2.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote "FOR" Proposal 1 and "FOR" Proposal 2, and to use their discretion to vote for any procedural matter as may properly come before the Special Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

SUTHERLAND ASSET MANAGEMENT CORPORATION

September 27, 2016

GO GREEN

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Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000300000000000 1 092716

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1 AND "FOR" ITEM 2.
IF NO DIRECTION IS MADE, SUCH PROXY WILL BE VOTED "FOR" ITEM 1 AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Approval of the merger of Sutherland Asset Management Corporation ("Sutherland") with and into ZAIS Merger Sub, LLC ("Merger Sub"), a wholly owned subsidiary of ZAIS Financial Corp. ("ZAIS Financial"), with Merger Sub surviving the merger, pursuant to the Agreement and Plan of Merger dated as of April 6, 2016, as amended (the "Merger Agreement"), among ZAIS Financial, Merger Sub, ZAIS Financial Partners, L.P., Sutherland and Sutherland Partners, L.P., and the other transactions contemplated by the Merger Agreement (the "Merger Proposal").	☐	☐	☐
2. Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, as determined in the sole discretion of the chairman of the Special Meeting, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal.	☐	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.